DERIVATIVES	12 Months Ended
Dec. 31, 2013
Derivative Instruments And Hedges [Abstract]
DERIVATIVES

NOTE 10: DERIVATIVES

Derivative instruments that the Group may use as part of its interest rate risk management strategy include interest rate swaps, interest rate floors, interest rate caps, forward rate agreements, and options. Interest rate swap contracts are exchanges of interest payments, such as fixed-rate payments for floating-rate payments, based on a stated notional amount and maturity date. Interest rate floors protect against declining rates, while interest rate caps protect against rising interest rates. Forward rate agreements are contracts in which the buyer agrees to purchase, and the seller agrees to make delivery of, a specific financial instrument at a predetermined price or yield. Options provide the purchaser with the right, but not the obligation, to purchase or sell a contracted item during a specified period at an agreed upon price.

Foreign currency volatility occurs as the Group enters into transactions involving certain assets and liabilities denominated in foreign currencies, as well as a result of the Group's international operations, particularly of Finansbank in Turkey. Derivative instruments that the Group may use to economically hedge these foreign denominated assets and liabilities include foreign exchange swaps and outright foreign exchange forwards. The Group closely monitors its exposure to the Turkish lira arising from the net investment in Finansbank and when necessary it engages in foreign exchange swaps and other economic hedging transactions in order to reduce the volatility in the Group's equity arising on the translation of Finansbank's net assets from TL to Euro.

Fair value of derivative instruments reported in the balance sheet

The following tables present the contract or notional amounts and the fair value amounts (which include the maximum exposure to credit risk) at December 31, 2012 and 2013 of the Group's derivative asset and liability positions held for trading and economic hedging purposes. These derivative positions are primarily executed in the over-the-counter market. The amounts presented below do not consider the value of any collateral held.

Derivative Assets(1)
	2012		2013
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in millions)		(EUR in millions)
Cross currency interest rate swaps	5,820	314	8,432	1,092
Financial futures	67	3	864	1
Foreign exchange swaps	1,737	14	1,085	13
Forward rate agreements	125	1	4	3
Interest rate swaps	22,002	3,249	20,686	2,351
Options	6,475	74	6,105	128
Outright foreign exchange forwards	661	11	765	39
Credit Derivatives	15	-	-	-
Other	4,111	27	3,703	44
Total	41,013	3,693	41,644	3,671

Derivative Liabilities(1)
	2012		2013
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in millions)		(EUR in millions)
Cross currency interest rate swaps	6,327	327	4,561	319
Financial futures	1,730	5	185	4
Foreign exchange swaps	1,462	17	3,783	108
Forward rate agreements	65	1	35	-
Interest rate swaps	24,194	4,335	21,719	2,473
Options	2,631	67	2,342	88
Outright foreign exchange forwards	564	6	667	37
Credit Derivatives	321	26	322	3
Total	37,294	4,784	33,614	3,032

(1) Includes both long and short derivative positions.
Credit derivative liabilities at December 31, 2012 and December 31, 2013 relate to a guarantee for the non-payment risk of the Hellenic Republic.

Gains and losses on derivative instruments
Gains and losses on derivative instruments are presented within Net trading gain / (loss) in the Statement of Income and Comprehensive Income and for the year ended December 31, 2011, 2012 and 2013 and are analyzed as follows:
	2011	2012	2013
	Net gain/(losses)	Net gain/(losses)	Net gain/(losses)

	(EUR in millions)
Interest rate swaps and cross currency interest rate swaps	(1,589)	(945)	697
Financial futures	(92)	(76)	(9)
Foreign exchange swaps	(10)	(42)	(34)
Forward rate agreements	4	(3)	(1)
Options	416	(6)	68
Outright foreign exchange forwards	96	(68)	(71)
Credit Derivatives	-	(26)	24
Other	-	25	(30)
Total	(1,175)	(1,141)	644

Occasionally, the Group uses credit derivatives such as CDS and total return swaps in managing risks of the Group's bond portfolio and other cash instruments. CDS contracts are governed by standard ISDA documentation which defines trigger events which result in settlement payouts. Examples of these triggers include bankruptcy of the reference entity, failure of the reference entity to meeting contractual obligations and debt restructuring of the reference entity. These triggers also apply to credit default protection sold. The Group uses credit derivatives to mitigate borrower-specific exposure as part of the Group's portfolio risk management techniques. The credit, legal, and other risks associated with these transactions are controlled through well established procedures. The Group's policy is to enter into these transactions with investment grade financial institutions. Credit risk to these counterparties is managed through the same approval, limit, and monitoring processes that is used for all counterparties to which the Group has credit exposure. As at December 31, 2012 and 2013, the potential maximum loss for the credit contracts sold amounted to EUR 664 million and EUR 693 million against which the Group held cash collateral equal to EUR 2 million and NIL respectively. As at December 31, 2013, credit contracts sold comprise of a written guarantee of EUR 322 million with respect to the non-payment risk of the Hellenic Republic. The management of the Bank believes the probability of the respective contract on which the Group provides protection will default is remote. Therefore, the disclosed notional amount overstates the Group's realistic exposure. As at December 31, 2013, the fair value of the respective derivative liability amounted to EUR 3 million with a remaining time to maturity of around 26 years.

As at December 31, 2012 and 2013, “Other” under derivative assets includes a warrant instrument linked to Greek GDP that was received in the context of the PSI (see Note 11). The fair value of the respective instrument at December 31, 2012 and 2013, amounted to EUR 28 million and EUR 41 million and corresponded to an outstanding notional amount of EUR 4.1 billion and EUR 3.5 billion respectively. The holders of the specific instrument are not entitled to receive principal whereas any payments, made on October 15 of every year, starting from 2015 with the final payment date in 2042, are contingent upon and determined on the basis of the performance of the GDP of the Hellenic Republic. Payments cannot exceed 1% of the notional held for any reference date.

Cash inflows and outflows related to derivative instruments are included in the cash flows from operating activities in the consolidated statement of cash flows for the years ended December 31, 2011, 2012, and 2013.

Credit risk associated with derivative activities

The Group considers the impact of both the credit risk of its counterparties, as well as its own creditworthiness in determining fair value of financial instruments, including over-the-counter derivative instruments and financial liabilities designated at fair value in accordance with ASC 825. This impact is estimated by calculating a separate credit value adjustment (“CVA”) for each counterparty to which the Group has exposure. The calculation considers expected exposures generated using simulation techniques, as well as netting agreements and collateral postings. Furthermore, the CVA is based on expected loss rates derived from Credit Default Swaps (“CDS”) rates observed in the market. If these are not available then we apply the regulatory risk weight that corresponds to the internal rating of the counterparty, or to unrated counterparties, if no internal rating is available. With respect to own credit risk, the Group estimates a debit value adjustment (“DVA”) by applying a methodology symmetric to the one applied for CVA. The bilateral CVA recognized by the Group at December 31, 2011, 2012 and 2013 amounted to a cumulative gain of EUR 159 million, EUR 77 million and EUR 30 million, respectively. The Group seeks to reduce counterparty risk by standardizing relationships with counterparties through International Swaps and Derivatives Association, Inc. (“ISDA”) and Global Master Repurchase Agreement (“GMRA”) contracts, which encompass all necessary netting and margining clauses. Additionally, for almost all active counterparties in over-the-counter transactions, apart from the Hellenic Republic, Credit Support Annexes (CSAs) have been put into effect, so that net current exposures are managed through margin accounts on a daily basis, through the exchange of cash collateral.

A portion of the derivative activity involves exchange-traded instruments. Exchange-traded instruments conform to standard terms and are subject to policies set by the exchange involved, including counterparty approval, margin requirements and security deposit requirements. Management believes the credit risk associated with these types of instruments is minimal.

Substantially all of the Group's derivative contracts contain credit risk-related contingent features, primarily in the form of ISDA master agreements that enhance the creditworthiness of these instruments compared to other obligations of the respective counterparty with whom the Group has transacted. These contingent features may be for the benefit of the Group as well as its counterparties with respect to changes in the Group's creditworthiness. At December 31, 2012 and at December 31, 2013, the Group held cash and securities collateral of EUR 395 million and EUR 941 million and posted cash and securities collateral of EUR 2,115 million and EUR 1,447 million in the normal course of business under derivative agreements.

In connection with certain over-the-counter derivative contracts and other trading agreements, the Group could be required to terminate transactions with certain counterparties at their request since the Bank's credit rating as at December 31, 2013, has triggered this provision in the contract. In such an event, the amount that would be required to settle the position depends on the contract and is usually the market value of the exposure on that day less any amount that has already been posted as collateral under CSAs. Therefore, for derivatives subject to CSAs that are executed on a daily margin basis, the additional amount that would be required to settle the position is a two day change in the mark to market of the instrument which as of December 31, 2012 and 2013, amounted to EUR 12 million and EUR 7 million, respectively.